UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	January 8, 2014

NUSTATE ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its chapter)

Nevada	000-25753	87-04496677
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1201 Main Street, Suite 1980, Columbia, South Carolina	29201
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(803) 748-1309

Former name or former address, if changed since last report	Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant

Resignation of Previous Independent Registered Public Accounting Firm

On January 8, 2014, NuState Energy Holdings, Inc. (the "Company") was notified by its independent registered public accounting firm, RBSM LLP ("RBSM"), that RBSM has resigned as the Company's independent registered public accountant effective as of January 8, 2014. RBSM had served as the Company's independent registered public accountant since its engagement on April 26, 2013 . RBSM did not issue a report on the Company's financial statements for the years ended June 30, 2013 and 2012.

During the period April 26, 2013 through January 8, 2014 , there were no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and RBSM on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedures, which disagreements, if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference to the subject matter of the disagreement in a report and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Company provided RBSM with a copy of this Form 8-K prior to its filing with the SEC and requested RBSM to furnish a letter addressed to the SEC stating whether it agrees with the statements made above in response to Item 304(a) of Regulation S-K and if not, stating with respect in which it does not agree. Attached as Exhibit 16 is a copy of RBSM's letter to the SEC, dated March 6, 2014.

Engagement of New Independent Registered Public Accounting Firm

On February 21, 2014 , upon the approval of the Company's Board of Directors of the Company, the Company engaged D'Arelli Pruzansky, LLP ("D'Arelli Pruzansky") as its independent registered public accounting firm for the year ended June 30, 2013.

During the two years ended June 30, 2012 and 2011 and through the date of this 8-K, the Company did not consult with D'Arelli, Pruzansky with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

16.1	Letter dated March 6, 2014 from RBSM, LLP to the Securities and Exchange Commission.
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NuState Energy Holdings, Inc.

Dated: March 7, 2014	By: /s/ Kevin Yates
Kevin Yates
Chairman of the Board
(principal executive and principal financial officer)
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